UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

January 25, 2008

AMERICAN RADIO EMPIRE, INC.

(formerly Stone Field Management Company, Inc.)

(Exact name of small business issuer as specified in its charter)

Wyoming		86-0970014
(State or other jurisdiction of		(IRS Employer Identification
incorporation or organization)		No.)

13210 Kerrville Folkway, Building G
Austin, Texas 78729
(Address of principal executive offices and zip code)

(512) 249-9600
(Registrant’s telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01      ACQUISITION OF DISPOSITION OF ASSETS
On October 2, 2007 American Radio Empire (“ARE” or the “Company”), acquired 10,000 units of membership interests of Wisplinx, LLC (Wisplinx) such units constituting all of the issued and outstanding membership interests of Wisplinx (the “Acquisition”), pursuant to a Stock Purchase Agreement (“Stock Purchase Agreement”) dated as of August 8, 2007, by and between the Company, as purchaser, and Steven J. Bentley and Sally F. Bentley, as trustees of and on behalf of the Bentley Family Trust and John A. Philbin, Jr. as President of Wisplinx (collectively the “Sellers”).     The Stock Purchase Agreement is set forth in Exhibit 10.2 to this Form 8-K and is incorporated herein in its entirety by reference in response to this Item.  The descriptions of the terms and provisions of the Stock Purchase Agreement and all other documents described herein are summaries only, and are qualified in their entirety by reference to such documents.

The Company paid a cash purchase price of $50,000 and issued 50,000 shares of its Common Stock for the Acquisition valued at $0.004 per share.  Total consideration paid for the acquisition was $50,200.

In order to finance the Acquisition, the Company issued one convertible note (“Convertible Note”) and one promissory note (“Note”) payable to two investors for $25,000 each for a total of $50,000.  The Convertible Note was executed on September 30, 2007, the last day of ARE’s third quarter, and the Note was executed on October 1, 2007.

The terms of the Convertible Note include fixed interest of 12% per year, principal and interest due September 2008.  If unpaid at maturity, the holder may convert the balance of their Convertible Note and accrued interest into common stock.  The conversion rate for each $1 owed is the lesser of $0.80 per common share or 80% of the average trading value per common share during the first 30 trading days.  The Convertible Note holder also received a warrant to purchase one share of common stock for every dollar of Convertible Notes purchased, for a total of 25,000 additional shares, at $1 per share.  The warrants expire four years after the initial registration statement.  The warrants issued were valued at zero using a Black-Scholes valuation model. Variables used in the Black-Scholes option-pricing model include (1) risk free rate of 4%, (2) warrant life is the contractual term of the warrants (4 years), (3) expected volatility of 60%, and (4) zero expected dividends.  The volatility factor was determined as an average of comparable public companies.

The Convertible Note is a hybrid instrument that contains both a freestanding derivative financial instrument and an embedded derivative feature that would individually warrant separate accounting as derivative instruments under SFAS 133. The freestanding derivative financial instruments include the warrants, which were valued individually, and were determined to have only a nominal value as such no value has been assigned for the warrants.  The single compound embedded derivative feature is the conversion feature within the Convertible Note.  The value of the conversion feature was bifurcated from the debt host contract and recorded as a derivative liability, which resulted in a reduction of the initial carrying amount (as unamortized discount) of the Convertible Note of $5,000 at September 30, 2007, the last day of ARE’s third quarter.  The unamortized discount will be amortized to interest expense using the effective interest method over the life of the Convertible Note, or twelve months.

The Note states a fixed interest rate of 20% per year and is due November 1, 2007.  In conjunction with the Note, the Company issued a consulting agreement (“Consulting Agreement”) and a guarantee (“Guarantee”) with the Note holder.  The Consulting Agreement provides for the Note holder to perform consulting services for the Company.  The Note holder agreed to receive compensation in the form of 5,000 shares of restricted common stock, which will be issued upon completion of the agreed upon services.  The Company has guaranteed the Note by pledging assets of Wisplinx.  In the event of default, the Note holder will be entitled to exercise his rights by having a lien on the tangible assets of Wisplinx.  The maximum liability of the Guarantee is $30,000.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)    Pro forma financial information. The following unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X

        INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

        Unaudited Pro Forma Condensed Combined Balance Sheet

        Unaudited Pro Forma Condensed Combined Statement of Operations

        Notes to Condensed Combined Pro Forma Financial Statements

(b)    Financial statements of business acquired - Wisplinx, LLC financial statements (i) for the years ended December 31, 2006 and 2005 and Report of Independent Accountants thereon and (ii) for the nine months ended December 31, 2006 and 2005 are attached as Exhibit 99.1

        INDEX TO FINANCIAL STATEMENTS OF WISPLINX, LLC.

Financial Statements of Wisplinx, LLC.

Report of Malone & Bailey, PC, Independent Registered Public Accounting Firm
Balance Sheets as of September 30, 2007 and December 31, 2006 and 2005
Statements of Income for the Three and Nine Months Ended September 30, 2007 and 2006 and the
Years Ended December 31, 2006 and 2005
Statements of Shareholders’ Deficit for the Nine Month Ended September 30, 2007
and the Years Ended December 31, 2006 and 2005
Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006 and
the Years Ended December 31, 2006 and 2005
Notes to Consolidated Financial Statements

c)    Exhibits

The following exhibits are filed as part of this report:

10.2      Stock Purchase Agreement dated as of August 8, 2007 by and among American Radio Empire, Incorporated, and Steven J. Bentley and Sally F. Bentley, as trustees of and on behalf of the Bentley Family Trust and John A. Philbin, Jr. as an interest holder of Wisplinx (collectively the “Sellers”).

23.1      Consent of Malone & Bailey, PC

99.1      Financial Statements of Wisplinx, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Radio Empire, Inc.
Date: January 25, 2008	By:	/s/ Dain Schult
Dain Schult
President, CEO, Treasurer, and Director

FINANCIAL STATEMENTS

UNAUDITED PRO FORMA FINANCIAL DATA

The following presents summary unaudited combined pro forma financial data of American Radio Empire, Inc. (the “Company” or “ARE”), and Wisplinx, LLC (“Wisplinx”).  The combined pro forma statement of operations was prepared as if the acquisition of Wisplinx by the Company (the “Acquisition”), occurred on January 1, 2006.

The unaudited pro forma condensed combined balance sheet as of September 30, 2007 gives effect to the Acquisition as if the Acquisition had occurred on September 30, 2007, the last day of ARE’s third quarter.  The unaudited pro forma condensed combined statements of operations have been adjusted to give effect to the Acquisition as if the Acquisition had occurred on January 1, 2006.

The unaudited pro forma condensed combined balance sheet as of September 30, 2007 has been derived from ARE’s unaudited condensed balance sheet as of September 30, 2007 and Wisplinx’s unaudited condensed balance sheet as of September 30, 2007. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 have been derived from ARE’s unaudited condensed statement of operations for the nine months ended September 30, 2007 and Wisplinx’s unaudited condensed statement of operations for the nine months ended September 30, 2007.

The historical data for the Company for the fiscal year ended December 31, 2006 has been derived from the Company’s audited financial statements and Wisplinx’s audited financial statements for the fiscal year ended December 31, 2006.

The unaudited pro forma combined financial information reflects pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions we believe are reasonable but are subject to change. In our opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The unaudited pro forma combined financial information does not purport to represent what the results of operations or financial position would actually have been had the Acquisition occurred on such dates or to project our results of operations or financial position for any future date or period. The unaudited pro forma combined financial information reflects our preliminary estimates of the allocation of the purchase price for the acquisition of Wisplinx and is subject to change. The final allocation of the purchase price for the acquisition of Wisplinx will be determined after completion of the acquisition and will be based on the actual purchase price, the net tangible and intangible assets acquired, and liabilities assumed.

The unaudited pro forma combined financial statements reflect a 104-to-one reverse stock split effective July 16, 2007 for the ARE common shares outstanding.

AMERICAN RADIO EMPIRE

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2007

					Pro Forma
	ARE	Wisplinx	Adjustments		Total
ASSETS
Current Assets
Cash	$ 25,362	$ 6,007	$ (25,000)	(b)	$ 6,369
Accounts receiveable	-	7,140			7,140
Prepaid expenses	-	-			-

Total current assets	25,362	13,147	(25,000)		13,509

Property and equipment, net	1,074	56,274	(3,617)	(a)	53,731

TOTAL ASSETS	$ 26,436	$ 69,421	$ (28,617)		$ 67,240

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities

Current liabilities

Accounts payable	$ 80,883	$ 9,829			$ 90,712
Related party payable	100	-			100
Deferred revenue	-	5,775			5,775
Accrued interest payable	290,747	-			290,747
Convertible notes payable	768,982	-	-		768,982
Derivative liabilities, embedded derivatives and beneficial conversion feature	261,740	-	-		261,740
Notes payable	76,000	-	25,000	(b)	101,000
Other liabilities	5,000	-			5,000

Total current liabilities	1,483,452	15,604	25,000		1,524,056

Stockholders' deficit
Common stock and members' equity, respectively	6,050	53,817	(53,817)	( c )	6,100
			50	(d)
Additional paid-in capital	15,667		150	(d)	15,817
Accumulated deficit	(1,478,733)				(1,478,733)

Total stockholders' deficit	(1,457,016)	53,817	(53,617)		(1,456,816)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 26,436	$ 69,421	$ (28,617)		$ 67,240

See accompanying notes to the unaudited pro forma condensed combined financial statements.

AMERICAN RADIO EMPIRE

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

				Pro Forma
	ARE	Wisplinx	Adjustments	Total

REVENUES	$ -	$ 82,822	$ -	$ 82,822

COSTS OF SALES	-	53,476	-	53,476

GROSS PROFIT	-	29,346	-	29,346

Depreciation expense	53	9,745	-	9,798
Interest expense	137,479	-	-	137,479
Other operating expenses	244,995	12,335	-	257,330

NET INCOME (LOSS)	(382,527)	7,266	-	(375,261)

Basic and dilluted loss per share	$ (7.65)			$ (3.75)

Weighted average common shares outstanding
Basic and dilluted:	49,976		50,000	99,976

See accompanying notes to the unaudited pro forma condensed combined financial statements.

AMERICAN RADIO EMPIRE

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

				Pro Forma
	ARE	Wisplinx	Adjustments	Total

REVENUES	$ -	$ 55,521	$ -	$ 55,521

COSTS OF SALES	-	39,467	-	39,467

GROSS PROFIT	-	16,054	-	16,054

Depreciation expense	317	8,673	-	8,990
Interest expense	109,381	-	-	109,381
Other operating expenses	159,548	15,484	-	175,032

NET LOSS	(269,246)	(8,103)	-	(277,349)

Basic and dilluted loss per share	$ (0.16)			$ (0.16)

Weighted average common shares outstanding
Basic and dilluted:	1,704,338		50,000	1,754,338

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

1.    Basis of Presentation

The accompanying unaudited pro forma condensed combined balance sheet of American Radio Empire, Incorporated (“ARE” or the “Company”) as of December 31, 2006 reflects the acquisition of Wisplinx, LLC (“Wisplinx”), an Oklahoma limited liability company, as if it occurred on that date.

The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 reflects the acquisition of Wisplix as if it had occurred on January 1, 2006.

The unaudited pro forma financial information gives effect to the acquisition using the purchase method of accounting. The pro forma adjustments described in these notes to the unaudited pro forma condensed combined financial statements are based upon preliminary available information and upon certain assumptions made by management of ARE. Accordingly, the pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements are preliminary and subject to revision. Any such revision could be material.

On October 2, 2007, ARE acquired all of the issued and outstanding membership interests of Wisplinx pursuant to a Stock Purchase Agreement for a cash purchase price of $50,000 and 50,000 shares of ARE common stock.

In order to finance this acquisition, ARE issued one convertible note (“Convertible Note”) and one promissory note (“Note”) for $25,000 each with two investors.  The Convertible Note was executed on September 30, 2007, the last day of ARE’s third quarter.  The terms of the Convertible Note include fixed interest of 12% per year, principal and interest due September 2008.  If unpaid at maturity, the holder may convert the balance of their Convertible Note and accrued interest into common stock.  The conversion rate for each $1 owed is the lesser of $0.80 per common share or 80% of the average trading value per common share during the first 30 trading days.

Pursuant to the terms of the Convertible Note, the Company issued warrants to the note holder, which gives the note holder the right to acquire for a period of four years up to 50,000 shares of the Company’s common stock for a price of $1 per share (the Warrants).

The Note states a fixed interest rate of 20% per year and is due November 1, 2007.  In conjunction with the Note, the Company issued a consulting agreement (“Consulting Agreement”) and a guarantee (“Guarantee”) with the Note holder.  The Consulting Agreement provides for the Note holder to perform consulting services for the Company.  The Note holder agreed to receive compensation in the form of 5,000 shares of restricted common stock, which will be issued upon completion of the agreed upon services.  The Company has guaranteed the Note by pledging assets of Wisplinx.  In the event of default, the Note holder will be entitled to exercise his rights by having a lien on the tangible assets of Wisplinx.  The maximum liability of the Guarantee is $30,000.

The total purchase price paid for Wisplinx approximates $50,200, including cash payments of $50,000 and approximately $200 of the estimated fair value of ARE Common Stock.  Under the purchase method of accounting, the total estimated purchase price will be allocated to the acquired tangible and identifiable intangible assets and the assumed liabilities of Wisplinx based upon their estimated fair values as of the date of completion of the merger. The following represents the preliminary allocation of the aggregate purchase price as of October 2, 2007:

Current assets	$13,147
Tangible and other noncurrent assets	52,657
Liabilities assumed	(15,604)
Identifiable intangible assets	-

Total estimated purchase price	$50,200

The net tangible assets were valued at their respective carrying amounts as management believes that these amounts will materially approximate their current fair values.  The identifiable intangible assets are expected to have a weighted-average useful life of nine years.

Some prior period amounts have been reclassified to conform to current year presentation.

2.    Pro Forma Adjustments

The pro forma adjustments to the unaudited pro forma condensed combined financial statements are as follows:

Pro Forma Balance Sheet as September 30, 2007

(a)   The net fair value of tangible assets and liabilities acquired exceed the purchase price paid resulting in negative goodwill.  In accordance with the purchase method of accounting, the pro forma adjustment reflects the impact of negative goodwill on the recorded value of tangible assets acquired.

(b)   The pro forma adjustment to Notes Payable for issuance of the promissory note executed on October 1, 2007.

(c)   The pro forma adjustment to eliminate historical equity accounts of Wisplinx.

(d)   The pro forma adjustment to book the issuance of 50,000 shares of ARE common stock to the Seller at $.004 per share.